AMENDMENT NO. 10
TO
DISTRIBUTION AGREEMENT

Effective July 1, 2000, The AAL Mutual Funds Distribution Agreement (the “Agreement”) dated June 15, 1987, as amended, between The AAL Mutual Funds and AAL Capital Management Corporation (f/k/a AAL Distributors, Inc.), is further amended as follows:

  Exhibit A to the Agreement is amended to add The AAL Large Company Index Fund II, The AAL Mid Cap Index Fund II, The AAL Small Cap Index Fund II, The AAL Aggressive Growth Fund and The AAL Technology Stock Fund.
A revised Exhibit A, effective as of the date of this Amendment No. 10 is attached an incorporated herein.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be signed by the respective officers effective as of July 1, 2000.

ATTEST                                      THE AAL MUTUAL FUNDS

By: /s/Frederick D. Kelsven                 By: /s/Robert G. Same
    --------------------------                  ----------------------------
    Frederick D. Kelsven                        Robert G. Same

ATTEST                                      AAL CAPITAL MANAGEMENT CORPORATION

By: /s/Frederick D. Kelsven                 By: /s/Robert G. Same
    --------------------------                  ----------------------------
    Frederick D. Kelsven                        Robert G. Same

EXHIBIT A
TO
THE AAL MUTUAL FUNDS DISTRIBUTION AGREEMENT
(EFFECTIVE JULY 1, 2000)

  The AAL Capital Growth Fund

  The AAL Bond Fund

  The AAL Municipal Bond Fund

  The AAL Money Market Fund

  The AAL U.S Government Zero Coupon Target Fund, Series 2001

  The AAL U.S Government Zero Coupon Target Fund, Series 2006

  The AAL Mid Cap Stock Fund (f/k/a The AAL Smaller Company Stock Fund)

  The AAL Equity Income Fund (f/k/a The AAL Utilities Fund)

  The AAL International Fund

  The AAL Small Cap Stock Fund

  The AAL High Yield Bond Fund

  The AAL Balanced Fund

  The AAL Large Company Index Fund

  The AAL Mid Cap Index Fund

  The AAL Bond Index Fund

  The AAL Large Company Index Fund II

  The AAL Mid Cap Index Fund II

  The AAL Small Cap Index Fund II

  The AAL Aggressive Growth Fund

  The AAL Technology Stock Fund